EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                            WOIZE INTERNATIONAL LTD.
               FORM 10-QSB FOR THE QUARTER ENDED DECEMBER 31, 2005
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I am the Chief Financial Officer of Woize International Ltd., a Nevada corporation (the "Company"). I am delivering this certificate in connection with the Form 10-QSB of the Company for the quarter ended December 31, 2005 and filed with the Securities and Exchange Commission ("Form 10-QSB").

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-QSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 21, 2006                                /s/ Anders Dankers
                                                 -----------------------------
                                                 Anders Dankers
                                                 Chief Financial Officer
                                                 (Principal Accounting Officer)